Accelerating Healthcare With Award-Winning AI.

NASDAQ: RENB

Renovaro Bioscience Is Acquiring GEDiCube To Create A Vertically Integrated Oncology Company

Renovaro Biosciences

GEDiCube

Cautionary Statement /Forward-Looking Statements

•This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Renovaro or GEDi Cube expects, believes, or anticipates will or may occur in the future are forward-looking statements. Words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "potential," "create," "intend," "could," "would," "may," "plan," "will," "guidance," "look," "goal," "future," "build," "focus," "continue," "strive," "allow" or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro's capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube's operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro's or GEDi Cube's control, including those detailed in Renovaro's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro's website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Renovaro Biosciences GEDiCube


Our Why

OUR OPPORTUNITY

To Advance the commercialization of tests to detect cancer earlier and select personalized therapies for better patient health and wellness.

WHY US? WHY NOW?

- We are at an inflection point in cancer detection, monitoring, and companion diagnostics. Computing power is now available, and the availability of large data sets can be analyzed for cancer genetics, expression, and imagining – quickly.
- What used to take weeks can now be done in 72 hours and, in the future, while a patient is in the waiting room. Imagine going in for a physical and doing a blood test. While you wait it is analyzed and identifies early-stage cancer and predicts the treatment that could be most effective.
- A week later you are treated and can get on with living instead of having angst for a month while you wait for results. Imagine that you are being treated for lung cancer and doing a quick blood test every two weeks.
- After a month an AI-powered onsite lab finds data points that suggest an immediate switch to a new medication. At GEDiCube we are dedicated to making this vision a reality.

Renovaro Biosciences GEDiCube

The Opportunity

- AI technology is transforming medical care allowing for effective precision and personalized medicine.
- This could make early detection of initial cancer and recurrence a reality and improving outcomes by administering the right treatment at the right time.
- It could increase the effectiveness of therapy by matching therapeutic options with patients.

What Makes Our Combination So Compelling?

Renovaro Bioscience

Combining Forces Creates a Unique Company harnessing the power of genetic expression and gene therapy. Our AI platform finds correlations between genes and their expression. Our gene therapy has the potential to teach the patient's immune system to recognize their cancer and destroy it. We will have the ability to inform and design clinical trials with insights from the deep learning of GEDiCube. We expect this will enable Renovaro to make adjustments for their upcoming human clinical trials and test them insilico.

Cancer Monitoring & Detection

Fast → **Inception Program with Nvidia**

Noninvasive → **Liquid Biopsy**

Accurate → **Multi – Omic ML**

Therapy → **Patient Specific**


Health-Tech
Financial and Commercial
Clinical
Data Science
Artificial Intelligence
Software
Academic Research
Pharma
Biological
Policy, Gov

Renovaro Biosciences GEDiCube

Our Team

Our Executive Team Combines Experience From Nvidia, IBM, Fujitsu, Oracle, The US Government, and Grail With Business Acumen



Rene Sindlev, Chairman, Renovaro Biosciences



Craig Rhodes, CEO, GEDiCube



Dr. Mark Dybul, CEO and Director, Renovaro Biosciences



Frank van Asch, CTO, GEDiCube

Renovaro Biosciences
GEDiCube

Key Board Members & Advisors

Avram Miller, Co-Founder of Intel Capital, Director

He co-founded Intel Capital and served as Intel's Corporate Vice President of Business Development. Before his career in High-Tech, he had a 13-year career in medical science. Over the last ten years, he re-engaged his interest in utilizing technology in health care. He has been advising prominent institutions like the Cleveland Clinic and Sheba Medical Center and coaching as well as investing in many early-stage Med-Tech startups.

Leni Boeren, Independent Director

She boasts a 40-year career in the financial sector, commencing with banking roles at Paribas and Rabobank before holding several director-level positions at Amsterdam Exchanges and then Euronext, the first pan-European stock and derivatives exchange that resulted from the merger of exchanges in Amsterdam, Paris, and Brussels. She also holds several advisory roles, including the Capital Market Committee of the Dutch regulator, the Authority for the Financial Markets.

Gregg Alton, Director

20 year career at Gilead Sciences. Reported directly to the Chief Executive Officer. Responsibilities included commercial operations in Europe, Japan (interim) and commercial and access operations in Asia, Latin America and Africa, Global Medical Affairs, Government Affairs and Policy, Public Affairs, General Counsel, Secretary and Chief Compliance Officer of a publicly traded, Fortune 500 biopharmaceutical company. Served as interim CEO January 2019 to March 2019. Currently serving on for-profit and non-profit boards and advisory committees. Audit Chair for Novavax and Corcept.

Dr. Nina Storms, Strategic Advisor

She has been a pioneer in the high technology field and in 1994 started World Online which became one of the largest Pan-European Internet telecommunication companies. World Online was listed on the stock exchange with an enterprise valued at 12 billion Euros. Nina has invested in numerous Media health and wellbeing, and Internet companies.









Renovaro Biosciences
GEDiCube



GEDiCube Validation

- In 2016, GEDiCube won the World Fintech Awards, which had 1,800 participants.
- In 2018, GEDiCube won the televised contest for A.I. cancer research which was organized by ABN/AMRO and Erasmus Medical.
- In 2021, GEDiCube was selected as a partner for IKNL (the preferred partner for Dutch Cancer Registration). The evolving study was for Big Data research regarding the discovery of the source of metastatic cancers of Cancer of Unknown Primary (CUP). Several Dutch Universities are involved in this project.
- By 2022 GEDiCube had advanced its AI/ML platform to TRL8 and is now ready to be deployed at scale. Its rapid analysis of vast data sets quickly positions the company to secure business partnerships.

Renovaro Biosciences GEDiCube

From DNA to Multi-omics to Multi-modal

As a member of the Nvidia Inception Program, we will integrate medical imaging/multi-modal into our AI engine.

GEDiCube integrates data from each stage of genetic expression including: Genomic, Epigenomics, Transcriptomics, Proteomics Metabolomics



Omics = panels stacked on top of each other like Rubik's cube, each layer reveals cancer biomarkers. Our advanced algorithm identifies highly correlated patterns, connecting genetic mutations to RNA expression, protein formation, and tumor development.



Integration of Multi-Omics Data
DNA
DNA methylation
Histone Modifications
RNA
Proteins
Metabolites
Phenotype Variability
GENOMICS
EPIGENOMICS
TRANSCRIPTOMICS
PROTEOMICS
METABOLOMICS
Bioinformatics



Renovaro Biosciences GEDiCube


Submission portal
Cohort
Clinical Trials
Biomarker Discovery
Insilico Validation
Recovery & Reposition
Reporting portal
Analytics Dashboard
Discovery Pipeline
Marker Discovery
Panel Mining & Stratification
Machine Learning Library
DISCOVERY
MINING
TRAINING
VALIDATION
Panels ©
GEDi Cube ™
DATA
QC
Markers ©
Models ©
Seq. Post Processing
INSIGHT
PREDICTION
X-AI
REPORTING
Biomarker Insight
Disease Prognosis
Differential Diagnose
Diagnostic Pipeline
Test
Screening
Diagnose
Treatment (CDx)
Sample
Precision Diagnostics Report
H Hospital
EHR Data - Portal
Country Specific GRC
SEQ Data - SAAS
Central Mining & Storage
GEDiCube

GEDiCube

From Data To Diagnostics

Cancer Diagnostics as a Service

Renovaro Biosciences

GEDiCube

Nx Generation Cancer Detection Liquid Biopsies


Access to big data

Renovaro Biosciences GEDiCube



GEDiCube Liquid Biopsy (Blood-Based Test)

GEDiCube developing liquid biopsy-based tests, a non-invasive method utilizing a single vile of blood to detect cancer and other diseases, eliminating the need for invasive tissue sampling.

This innovative approach identifies fragments of DNA and other molecules released into the bloodstream, enabling precise diagnosis of cancer and other diseases.

Renovaro Biosciences GEDiCube



GEDiCube Competitive Advantage

DIFFERENTIAL MOLECULAR DIAGNOSTICS
Based on biomarkers, genetics, tumor sequencing, & liquid biopsies.

EXPLAINABLE AI
Every prediction is traceable and interpretable to the exact biomarkers, panels and genes.

PRECISION DIAGNOSTICS
With a high accuracy target of > 95% based on proprietary algorithm.

FAST DISCOVERY PROCESS
After lab results and raw data have been supplied, results can be produced swiftly.

HIGH RELIABILITY
High specificity target (>99%) and sensitivity (>70%).

REDUCE COSTS
For drug discovery and validation, the process is accelerated saving (expensive) R&D costs.

Renovaro Biosciences GEDiCube

Economic Analysis

ONCOLOGY is the largest clinical Genomics Opportunity

$78B TAM and is only **2%** Penetrated

$44B Total Addressable market

$25B Monitoring Market

$9B Therapy Selection Market

2% Current Market Penetration

AI in the Precision Medical Market

2022 → **946 MM** **2030** → **14.53B**

Market Growth CAGR 35%

Source: Illumina 2023 presentation at J.P. Morgan 2023 Conference NHS, NSF, NIH, UN, WHO, and additional publicly available sources, primary market research, secondary reports, Illumina internal estimates.

Market Analysis

Peer Group - Valuation = A.I. Data

Craig Rhodes, EMEA Director Nvidia of Healthcare and Life Sciences, left Nvidia to commercialize GEDiDX

Company	Symbol	Valuation	Date	Description
Haystack Oncology	Acquired By Quest (NYSE-DGX)	$300m	2023	Cancer screening for reacurrence
Exscientia	NASDAQ-EXAI	$764m	1-Sep	AI drug development & Cancer treatment options
Insilico Medicine	Series D August 2022	$895m	1-Aug	AI drug development
Owkin	Sanofi invested 2021	$1B	2022	AI cancer drug development
Freenome	VC Funded	$1.1B	2021	Early cancer detection from liquid biopsy
Thrive Detection	Acquired By Exact Sciences (NASDAQ-EXAS)	$2B	2020	CancerSEEK early-stage detection 10 different cancers
GRAIL	Acquired By Illuminia (NASDAQ-ILMN)	$8B	2021	Galleri liquid biopsy platform for early-stage cancer for 50 cancer

Renovaro Biosciences GEDiCube

Execution Phase(s) - Pipeline

2024 Q3	**1. Cancer Monitoring / Recurrence**
2024 Q4	**2. Monitoring and efficacy of cancer treatment**
2025 Q1	**3. Multi Cancer Screen** **Begin Clinical Trails: Pancreatic and other difficult to treat Cancers**
2025 Q2	**4. Multi Cancer Screen**
2026 Q1	**5. Personalized Patient Therapy**

Renovaro Biosciences
GEDiCube

Our First Service : Cancer Monitoring / Recurrence Powered by GEDiX

We aim to accurately detect 13 cancers.

We expect to offer a software as a service (SaaS) model by generating revenues per patient report to laboratories, clinics, hospitals, and doctors.

The cancer panels we have developed already are: pancreatic, bladder, breast, colon, prostate, thyroid, Head, and Neck, liver, kidney, esophageal and lung cancer.

>3300 Biomarker panels developed



Renovaro Biosciences GEDiCube

Personalized Oncology

Renovaro Biosciences Patented Therapeutic Vaccine For Solid Tumors

RENB-DC11

Personalized genetically-modified allogenic Dendritic Cells (DC) are modified as a vaccine

This DC technology platform could be for solid tumors (80% of the cancer market) what the CAR-T Cell technology is for liquid tumors. i.e. blood cancers (20% of the cancer market) and potentially more potent.

Renovaro BioSciences has Initiated a collaboration with Dr. Anahid Jewett from UCLA. This has led and presented publicly the in vitro as in vivo studies of the effectiveness in pancreatic cancer.

We expect to begin human clinical trials for prostate cancer with our RENB-DC-11 in 2024

Renovaro Biosciences GEDiCube


First Target:
Pancreatic cancer and other
difficult-to-treat solid tumors

Cutting Edge
Personalized Cancer Therapy



Tumor resection Biopsy
Tumor lysate
8 Cancer Antigen pulse/uptake
9 Ship frozen
10 Thaw and Inject
7 Engineered immature DC differentiation into mature engineered DC
6 Engineered monocyte CD14+ differentiation into immature engineered dendritic cells
5 Engineered CD34+ differentiation into engineered Monocyte CD14+ cells
4 Wash off Virus and expansion
CD40L
CD93
CD40
CXCL13
3 Transduction with X* cassette lentivirus
2 CD34+ recovery
1 Mobilized Leukopak

X*: CD93, CD40L, CXCL13. CD: cluster of differentiation; DC: dendritic cells.



Key Findings

5 independent studies in several mouse models with highly consistent results with a single cycle of therapy conducted at UCLA

•80-90% reduction in tumor weight and volume

- Significant enhanced immune response detected in blood
- Remnant of tumor sack packed with effector immune cells indicating ongoing killing
- No metastases

“The holy grail of cancer research”

Dr. Anahid Jewitt, a leader in cancer immune research, UCLA

Renovaro Biosciences GEDiCube



Key Benchmarks

- June 2023: US FDA Pre-IND Completed 2023
- H2 2024: IND Submission
- H2 2024/H1 2025: Clinical trials begin
  - Phase 1 – Pancreatic cancer
  - Phase 2 – Add other difficult to treat solid tumors
- H2 2025/H1 2026: Potential early approval/commercialization for several tumors with successful Phase 2 studies

Comparator: CAR-T $373,000 per treatment

Renovaro Biosciences GEDiCube

MARKET LANDSCAPE

Solid tumors equivalent to 80% of cancers

Solid tumors with poor longevity.

REFERENCES

Pancreatic cancer
Market size: US$2.22 billion 2022 projected to grow to $7.91 billion 2032; CAGR 13.6 https://www.precedenceresearch.com/pancreatic-cancer-market
Liver cancer
Market size: 2019 US $1.73 billion projected to grow to US$7.38 billion in 2027; CAGR 20.2% https://www.fortunebusinessinsights.com/liver-cancer-therapeutics-market-104657
Triple negative breast
Market size: US$953 million in 2022 projected to grow to $1.46 billion in 2030; CAGR 5.50% https://www.databridgemarketresearch.com/reports/global-triple-negative-breast-cancer-market
Oral cancer
Market size: US$1.710 billion 2020 projected to grow to US$2.73 billion 2030; CAGR 4.8% https://www.alliedmarketresearch.com/oral-cancer-treatment-market-A14903

Pancreatic Cancer	Liver Cancer	Triple Negative Breast
2032 PROJECTION **$7.91B**	2027 PROJECTION **$7.38B**	2030 PROJECTION **$1.46B**
CAGR **13.6%**	CAGR **20.2%**	CAGR **5.5%**
2022 **$2.22B**	2019 **$1.73B**	2022 **$953m**

Renovaro Biosciences GEDiCube

Milestones


GEDiDX
Biomarket Panels
Monitoring / Treatment
Early Detection
Patient Gratification
Drug Discovery
Personalized Cancer Theraphy
- Licensing to Big Pharma
- Dr. Clinics
- Hospitals
- Universities
- Customers
- Dr. Clinics
- Hospitals
- Universitites
- Customers
- AI Patient directed drug selection.
- Applying GEDiDX to patient blood work to select the right drug.
- Renovaro Personalized Cancer Therapies

Playbook 2024 – Milestones

- Clinically validate and Launch 13 Specific Cancer Biopsy Screening tests.
- Develop and Partner Multicancer Early Detection Liquid Biopsy Cancer Screen.
- Partner With Large CLIA Lab Company.
- Acquire or Partner Proprietary Multi-Omic Data Bases to increase Cancer Test Accuracy.
- License GEDiDX Platform for INSILICO New Drug Discovery
- File IND With The FDA And Begin Phase 1 Clinical Trial For Pancreatic Cancer Vaccine

Renovaro Biosciences GEDiCube

Strategy

The combination of Renovaro and GEDI Cube (to be named Renovaro.ai) provides a unique capability to accelerate:

Four key initial initiatives

EARLY DETECTION OF INITIAL CANCER PRECISION	EARLY DETECTION OF RECURRENCE	OPTIMIZING TREATMENT SELECTION	MONITORING OF RESPONSE	DRUG DISCOVERY

Renovaro Biosciences GEDiCube


Strategic
Clinical
Technical
Commercial

STRATEGIC PARTNERS		
Joint innovation that drives IP Generation; advances solutions	NVIDIA NHS	

		BENEFITS/DRIVERS
STRATEGIC PARTNERS Joint innovation that drives IP Generation; advances solutions	NVIDIA NHS	Extend capabilities and datasets
CLINICAL PARTNERS Target disease use cases	Oncologists Labs	Strengthen credibility
TECHNICAL PARTNERS Accelerates and advances all layers of infrastructure	Data sources Technical integration	Amplify promotional power
COMMERCIAL PARTNERS Drive revenue growth and use cases	Investors Networks	Stay ahead of market
		Give back
		Drive IP generation


Renovaro
Clinical & Pharmaceutical Product
Development Collaboration
Potential for infinite spinoff opportunities:
build, collaborate, license, sell
Renovaro
Biosciences
GEDiCube
Multiple partnerships opportunities in subsidiaries with AI and biotec and/or accelerated drug discovery
Cloning AI
Multiple AI partnership opportunities in subsidiaries with hospitals and governments for early diagnostics and drug discovery

From Strength to Strength
Your Opportunity ; Our Future

Renovaro Biosciences GEDiCube

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro intends to file a proxy statement (the "proxy statement"), and will file other documents regarding the proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERE TO AND RELATED MATTERS.

Once complete, a definitive proxy statement will be mailed to stockholders of Renovaro. Investors will be able to obtain free copies of the proxy statement, as may be amended from time to time, and other relevant documents filed by Renovaro with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the proxy statement (when it becomes available), will be available free of charge from Renovaro's website at www.renovarobio.com under the "Financials" tab.

Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro's directors and executive officers is set forth in Renovaro's Annual Report on Form 10-K/A filed with the SEC on October 30, 2023, and the proxy statement (when it becomes available). Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders of Renovaro, potential investors, and other readers should read the proxy statement carefully when it becomes available before making any voting or investment decisions